EXHIBIT 10.2

DIRECTOR

NON-COMPETITION AGREEMENT

This Director Non-Competition Agreement, dated as of November 15, 2016 (“Non-Competition Agreement”), is made by and among Glacier Bancorp, Inc. (“GBCI”), Glacier Bank, a wholly owned subsidiary of GBCI (“Glacier Bank”), and the undersigned directors (severally not jointly), each of whom is a director of The Foothills Bank (the “Bank”) and TFB Bancorp, Inc. (“TFB”) (each, a “Director”). This Non-Competition Agreement takes effect on the effective date of the proposed Merger (the “Effective Date”) referenced below.

RECITALS

A.	TFB and the Bank have entered into a Plan and Agreement of Merger dated November 15, 2016 (the “Merger Agreement”) with GBCI and Glacier Bank. Pursuant to the terms of the Merger Agreement, TFB will merge with and into GBCI, and the Bank will be merged with and into Glacier Bank (collectively the “Merger”), and the former branches of the Bank will operate under the name and as part of a division of Glacier Bank to be known as “The Foothills Bank, a division of Glacier Bank” (the “Division”).

B.	The parties to this Non-Competition Agreement believe that the future success and profitability of the Division, following the Merger and the preservation of the value of the business acquired in connection therewith, require that no Director be affiliated in any substantial way with a Competing Business (as defined herein) for a period of two (2) years from the Effective Date.

AGREEMENT

In consideration of the parties’ performance under the Merger Agreement, each of the undersigned agrees as follows:

1.	Definitions. Capitalized terms not defined in this Non-Competition Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Non-Competition Agreement:

a.	Competing Business. “Competing Business” means any FDIC insured financial institution, National Credit Union Administration (“NCUA”) regulated institution or trust company (including without limitation, any start-up or other financial institution or trust company in formation) or holding company thereof that competes or will compete within the Covered Area with GBCI, the Division or any of GBCI’s subsidiaries, divisions or affiliates.

b.	Covered Area. “Covered Area” means the Arizona counties of Yuma, Pinal, and Yavapai.

c.	Term. “Term” means the period of time beginning on the Effective Date and ending on the date two (2) years from the Effective Date.

2.	Participation in Competing Business. Except as provided in Section 5 or 6, during the Term, the Director may not become involved with a Competing Business in any capacity or serve, directly or indirectly, a Competing Business in any manner, including without limitation, (a) as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, or representative, or (b) during the organization and pre-opening phases in the formation of a Competing Business.

3.	No Solicitation. During the Term, the Director may not, directly or indirectly, solicit, induce or entice, or attempt to solicit, induce, or entice (a) any current employees of Glacier Bank, GBCI, or GBCI’s subsidiaries, divisions or affiliates to participate, as an employee or otherwise, in any manner in a Competing Business, or (b) any current customers of Glacier Bank, GBCI, or GBCI’s subsidiaries, divisions or affiliates to transfer their business to a Competing Business. Solicitation prohibited under this section includes solicitation by any means, including, without limitation, meetings, letters or other direct mailings, electronic communications of any kind, and internet communications. To indirectly solicit includes, without limitation, to divulge information about a customer or employee to another person that would assist or help that person to solicit or recruit the customer or employee.

4.	Confidential Information.

a.	Non-Disclosure. During and after the Term, the Director will not, directly or indirectly, use, disseminate, distribute, or disclose any Confidential Information of TFB, the Bank, GBCI or GBCI’s subsidiaries, divisions or affiliates obtained by such Director, unless (1) Glacier Bank or GBCI consents in writing to the use or disclosure of their respective Confidential Information; (2) disclosure is required by law or court order; or (3) the information is made or otherwise becomes public other than as a result of a disclosure by such Director in violation of this Agreement or other obligation of confidentiality. Each Director shall abide by the confidentiality provisions as set forth in the Merger Agreement.

b.

Confidential Information. “Confidential Information” means nonpublic information that includes but is not limited to marketing, sales, acquisition, and recruiting objectives and strategies, loan files, customer lists, proprietary technology, information regarding existing customer preferences, habits and needs, proprietary information regarding prospective customers, details of past, pending and contemplated transactions, pricing structure, investment management practices, sales data, accounts, training materials, information developed about TFB, the Bank, Glacier Bank, GBCI or GBCI’s subsidiaries, divisions or affiliates, competitors, systems, strategies, designs, processes, procedures, forecasting data, recruiting data, market data, know-how, compilations of technical and non-technical data, advertising and promotional plans and strategies, and financial and other projections relating to financial industry, which are not generally known to or readily ascertainable through legitimate means by the public or by Glacier Bank, GBCI or their competitors. The parties agree that Confidential Information constitutes a trade secret under applicable trade secret statutes, and/or constitutes valuable, confidential business or professional information entitled to protection as intended under applicable statutes and/or common law, whether or not the information qualifies as a trade secret. Each Director further recognizes, acknowledges, and agrees that Confidential Information is a valuable and unique asset of Glacier Bank and GBCI, and that Glacier Bank or GBCI have a legitimate business interest in protecting their Confidential Information.

c.	Pursuant to the Defend Trade Secrets Act of 2016, 18 USC § 1833(b), the Director will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney; and solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a proceeding, if such filing is made under seal.

5.	Outside Covered Area. Nothing in this Non-Competition Agreement prevents the Director from becoming involved with, as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, employee, consultant, agent, representative, or otherwise, a financial institution that has no operations in the Covered Area.

6.	Passive Interest. Notwithstanding anything to the contrary contained herein, nothing in this Non-Competition Agreement will prevent the Director from owning 2% or less of any class of security of a Competing Business.

7.	Remedies. Any breach of this Non-Competition Agreement by the Director will entitle Glacier Bank and GBCI, together with their successors and assigns, to injunctive relief and/or specific performance, as well as to any other legal or equitable remedies they may be entitled to, it being agreed that money damages alone would be inadequate to compensate the non-breaching party for such breach. The rights and remedies of the parties to this Non-Competition Agreement are cumulative and not alternative. The liability and obligations of each Director are individual to each Director and are not joint and several, and no liability shall be attributed to any particular Director for the breach of any provision of this Non-Competition Agreement by another Director.

8.	Governing Law, Venue and Enforceability. This Non-Competition Agreement is governed by, and will be interpreted in accordance with, the laws of the State of Montana. The parties must bring any legal proceeding arising out of this Non-Competition Agreement in Flathead County, Montana. If any court determines that the restrictions set forth in this Non-Competition Agreement are unenforceable, then the parties request such court to reform these provisions to the maximum restrictions, term, scope or geographical area that such court finds enforceable.

9.	Counterparts. The parties may execute this Non-Competition Agreement in one or more counterparts, including facsimile counterparts. All the counterparts will be construed together and will constitute one Agreement.

Signatures appear on following pages.

This Director Non-Competition Agreement is dated as of the date first written above.

GLACIER BANCORP, INC.

By:
Michael J. Blodnick
President and Chief Executive Officer

GLACIER BANK

By:
Michael J. Blodnick
Chief Executive Officer

By:
Randall M. Chesler
President

[Signature Page to Director Non-Competition Agreement - Glacier]

DIRECTOR:

By:
William Savory, Chairman

[Signature Page to Director Non-Competition Agreement - Savory]

DIRECTOR:

By:
Scott Spencer, Vice Chairman

[Signature Page to Director Non-Competition Agreement - Spencer]

DIRECTOR:

By:
Robert Barkley

[Signature Page to Director Non-Competition Agreement – Barkley]

DIRECTOR:

By:
Ram R. Krishna

[Signature Page to Director Non-Competition Agreement - Krishna]

DIRECTOR:

By:
Mary Lynn D. Lenz

[Signature Page to Director Non-Competition Agreement - Lenz]

DIRECTOR:

By:
Tom Pancrazi

[Signature Page to Director Non-Competition Agreement - Pancrazi]

DIRECTOR:

By:
David S. Sellers

[Signature Page to Director Non-Competition Agreement - Sellers]

DIRECTOR:

By:
Mark R. Smith

[Signature Page to Director Non-Competition Agreement - Smith]

DIRECTOR:

By:
John R. Sternitzke

[Signature Page to Director Non-Competition Agreement - Sternitzke]